UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: June 15, 2011 (Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28925 Fountain Parkway, Solon, Ohio	44139
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 519-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition; and

Item 7.01	Regulation FD Disclosure

On June 15, 2011, James H. Dennedy, Interim President and Chief Executive Officer and Curtis C. Stout, Vice President and Treasurer, of Agilysys, Inc. (the “Company”) delivered a presentation to current and prospective investors in Toronto, Ontario, Canada containing an overview of the Company and results of operations through the fiscal year ended March 31, 2011. A copy of the slide show that was handed out at this presentation, which is also available on the Company’s website, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Agilysys, Inc. June 2011 investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Henry R. Bond
Henry R. Bond
Senior Vice President and Chief Financial Officer

Date: June 15, 2011

Exhibit Index

Exhibit Number	Description

99.1	Agilysys, Inc. June 2011 investor presentation.

Agilysys, Inc. (Nasdaq: AGYS) June 2011

Forward looking statements & non-GAAP financial
information
Forward-Looking Language
This release contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this release and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,”
“forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK Capital, and unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences; uncertainties associated with the proposed sale of the Company’s TSG business to OnX Enterprise Solutions, including uncertainties related to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the
Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, “Risk Factors.” Copies are available from the
SEC or the Agilysys website.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.
Additional Information
In connection with the proposed TSG divesture, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS ARE
URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED TRANSACTION AND THE COMPANY. You will be able to obtain the proxy statement, as well as other filings containing information about the
Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the
SEC can also be obtained, free of charge, by directing a request to Agilysys Inc., 28925 Fountain Parkway, Solon, Ohio, 44139, Attention: Treasurer.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on
June 25, 2010.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

Agilysys: overview
Formed: 1963
Ticker symbol: AGYS (NASDAQ)
Market capitalization: ~$175 million
Capital structure as of 3/31/11: Debt-free w/$74M cash
Fiscal 2011* sales: $675 million
Markets served as % of revenue: 98% North America
2% Asia and Europe
Employees: 1,200
Corporate HQ: Solon, Ohio (relocating to Atlanta)
Quick Facts
Summary
Leading developer and marketer of proprietary enterprise software, services and solutions to the hospitality and retail industries
Divesting technology solutions (data center focus) business to focus on hospitality solutions and point-of-sale (hospitality: proprietary software and retail: store-
front focus)
*March 31
st
fiscal year

Strategic update
Announced on May 31
st
a definitive agreement to sell Technology Solutions Group (TSG) business for a purchase price of $64 million in cash to OnX Enterprise Solutions
Strategic emphasis focuses on improving business performance and returning capital to shareholders
Shareholder value to be driven by improved operating and financial results of remaining
Hospitality Solution and Retail Solution Groups
Customer and solution focus
Profitable growth
Select investments to enhance core offerings
Reduce operating expenses
Reduce corporate expense of servicing our businesses, including reducing our facilities’
footprint
— Today announced relocation of corporate headquarters to Alpharetta, Georgia to reduce corporate costs and reposition support closer to key revenue producing locations in Georgia and South Carolina

Agilysys

Hospitality & Retail Solutions
Enterprise Technology Solutions

Agilysys solutions
(1) Adjusted EBITDA, excludes asset impairment and restructuring charges.
Reconciliation provided at back of presentation
FY11 Rev.:
$201M
Adj. EBITDA
1
:
$15.1M
FY11 Rev.:
$474M
Adj. EBITDA
1
:
$8.7M
Leading proprietary software and
service solutions for hospitality
and retail
High value-add proprietary
enterprise software
Deep vertical experience and
expertise
Blue chip customer base
High-end enterprise data center
solutions for Fortune 1000 & gov’t
Deep relationship with all leading
technology vendors
National presence
Deep technical skills
Reputation for complex solutions

Agilysys

ACTIVITIES
POINT-OF-SALE
PROPERTY MANAGEMENT SYSTEMS
ANALYTICS
DINING RESERVATIONS
DOCUMENT MANAGEMENT
LABOR MANAGEMENT
GUEST 360 BY AGILYSYS
INVENTORY & PROCUREMEI
SELF-SERVICE/KIOSK

CRUISE LINES
HOTELS & RESORTS
GAMING
SPORTS & ENTERTAINMENT
RESTAURANTS
FOODSERVICE MANAGEMENT

6 Hospitality software, solutions and markets Products Markets

Hospitality revenue mix
Software
Recurring Services
Hardware
Hardware
23%
Software
16%
Services
17%
Recurring
Svcs.
44%
Services
Software maintenance
SAAS/Hosting
Point of sale
Servers
Enterprise applications
Complementary apps.
Implementation & training
Help desk & support

Retail products and solutions
Services
Enterprise
hardware
Point-of-sale
Peripherals
Implementation
Hardware
maintenance
Depot services
Software
development &
maintenance
Retail help desk
support
Managed services
Business
consulting
Software
POS software
Proprietary
software
Enterprise
software
Hardware
Comprehensive
Solutions

POS
Other
Cisco
Verifone
Server
Symbol
Retail revenue mix
H/W maintenance
& depot
Consulting &
implementation
Development,
maintenance
& help desk
Resold services
Revenue Mix
S/ware
3%
Services
16%
Recurring
Svcs.
20%
Hardware
61%

Agilysys, Inc. (Nasdaq: AGYS) Appendix

Reconciliation of segment TTM operating income
to adjusted EBITDA
($Mil.) HSG RSG TSG
Operating income $6.03 $3.37 ($31.74)
Plus: Depreciation & amortization $4.30 $0.45 $2.88
Adjusted EBITDA $10.33 $3.82 ($28.86)
Plus: Restructuring charges $0.00 $0.00 $0.79
Plus: Asset impairment charges $0.96 $0.00 $36.76
Adjusted EBITDA ex. charges $11.29 $3.82 $8.69
FY 2011
March 31
st
fiscal yearend